UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2025

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Euclid Avenue,	Suite 1600,	Cleveland,	Ohio	44115
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote Security Holders.
On March 6, 2025, TransDigm Group Incorporated (the “Company”) conducted its Annual Meeting of Shareholders (the “2025 Annual Meeting”). At the meeting, Messrs. David A. Barr, Michael Graff, Sean P. Hennessy, W. Nicholas Howley, Gary E. McCullough, Robert J. Small, Kevin M. Stein, Jorge L. Valladares III and Mses. Jane M. Cronin and Michele L. Santana were re-elected as directors of the Company. In addition, the shareholders ratified the Company’s selection of Ernst & Young LLP as its independent registered public accounting firm and as the auditors of the Company's consolidated financial statements for the fiscal year ending September 30, 2025 and, in an advisory vote, approved the compensation paid by the Company to its named executive officers. The details of the vote are set forth below:
Proposal No. 1 – Election of Ten Director Nominees to the Company's Board of Directors:

	FOR	WITHHELD	BROKER NON-VOTES
David A. Barr	49,264,180	1,033,016	2,098,349
Jane M. Cronin	48,815,821	1,481,375	2,098,349
Michael Graff	48,179,938	2,117,258	2,098,349
Sean P. Hennessy	48,858,083	1,439,113	2,098,349
W. Nicholas Howley	48,848,836	1,448,360	2,098,349
Gary E. McCullough	45,784,948	4,512,248	2,098,349
Michele L. Santana	48,823,609	1,473,587	2,098,349
Robert J. Small	48,689,382	1,607,814	2,098,349
Kevin M. Stein	49,592,542	704,654	2,098,349
Jorge L. Valladares III	49,186,372	1,110,824	2,098,349
Proposal No. 2 – Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2025:

FOR	51,164,969
AGAINST	1,218,221
ABSTAIN	12,355
Proposal No. 3 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers:

FOR	47,484,549
AGAINST	2,733,462
ABSTAIN	79,185
BROKER NON-VOTES	2,098,349

No other matters were brought before shareholders for a vote at the 2025 Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Jessica L. Warren
Name:	Jessica L. Warren
Title:	General Counsel, Chief Compliance Officer and Secretary

Dated: March 7, 2025